Exhibit 99.1

LIGHT VEHICLE COMMERCIAL INDUSTRIAL Metaldyne Performance Group Lenders’ Presentation April 2015

Disclaimer

This presentation and any related statements contains certain "forward-looking statements" about MPG's financial results and estimates, guidance, backlog, and business prospects within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "project," "intends," "believes," "seeks," "targets," "forecast," "estimates," "will" or other words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company's future business, prospects, and financial performance. Forward-looking statements are based on management's current expectations and assumptions, which are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory, and other factors and risks, including, but not limited to, the following: volatility in the global economy impacting demand for new vehicles and our products; a decline in vehicle production levels, particularly with respect to platforms for which we are a significant supplier, or the financial distress of any of our major customers; seasonality in the automotive industry; our significant competition; our dependence on large-volume customers for current and future sales; a reduction in outsourcing by our customers, the loss or discontinuation of material production or programs, or a failure to secure sufficient alternative programs; our failure to offset continuing pressure from our customers to reduce our prices; our failure to increase production capacity or over-expanding our production in times of overcapacity; our inability to realize all of the sales expected from awarded business or fully recover pre-production costs; our reliance on key machinery and tooling to manufacture components for powertrain and safety-critical systems that cannot be easily replicated; program launch difficulties; a disruption in our supply or delivery chain which causes one or more of our customers to halt production; work stoppages or production limitations at one or more of our customer's facilities; a catastrophic loss of one of our key manufacturing facilities; failure to protect our know-how and intellectual property; the disruption or harm to our business as a result of any acquisitions or joint ventures we make; a significant increase in the prices of raw materials and commodities we use; the damage to or termination of our relationships with key third-party suppliers; our failure to maintain our cost structure; the incurrence of significant costs if we close any of our manufacturing facilities; potential significant costs at our facility in Sandusky, Ohio; the failure of or disruptions in our information technology networks and systems, or the inability to successfully implement upgrades to our enterprise resource planning systems; the incurrence of significant costs, liabilities, and obligations as a result of environmental requirements and other regulatory risks; extensive and growing governmental regulations; the adverse impact of climate change and related energy legislation and regulation; the incurrence of material costs related to legal proceedings; our inability to recruit and retain key personnel; any failure to maintain satisfactory labor relations; pension and other postretirement benefit obligations; risks related to our global operations; competitive threats posed by global operations and entering new markets; foreign exchange rate fluctuations; increased costs and obligations as a result of becoming a public company; the failure of our internal controls to meet the standards required by Sarbanes-Oxley; our substantial indebtedness; our inability, or the inability of our customers or our suppliers, to obtain and maintain sufficient debt financing, including working capital lines; our exposure to a number of different tax uncertainties; the mix of profits and losses in various jurisdictions adversely affecting our tax rate; disruption from the combination of our operations and diversion of management's attention; our limited history of working as a single company and the inability to integrate HHI, Metaldyne, and Grede successfully and achieve the anticipated benefits.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this press release and in our public filings, including under the heading "Risk Factors" in our filings that we make from time to time with the Securities and Exchange Commission and Annual Report on Form 10-K for the year ended December 31, 2014 to be filed in the next few days. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

We refer to certain non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found within this presentation. We believe these measures are used by investors to measure our performance and are considered to be useful, supplemental indicators of our performance by our management. They are not a substitute for the comparable GAAP measures.

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3 Agenda □ Transaction Overview Goldman Sachs □ Company Overview George Thanopoulos Chief Executive Officer □ Financial Results Mark Blaufuss Chief Financial Officer and Treasurer □ Industry Overview and Opportunities George Thanopoulos □ Q & A Session George Thanopoulos Mark Blaufuss

4 Executive Summary ▪ Metaldyne Performance Group Inc. (“MPG” or “the Company ”) is a leading provider of highly - engineered components for use in Powertrain and Safety - Critical Platforms for the global light, commercial and industrial vehicle markets ▪ For the LTM period ended 12/31/2014, the Company generated Combined Net Sales 1 of $3.14 billion and Combined Adjusted EBITDA 1 of $545.1 million (17.3% of Net Sales) ▪ MPG is seeking to opportunistically reduce its interest expense and better align its currency mix through the following proposed transactions: ▪ Repricing of the existing USD - denominated Term Loan B ▪ Issuance of a € 200 - 250 million EUR - denominated Term Loan B tranche with proceeds used to repay a portion of the existing USD - denominated Term Loan B ▪ The financing is leverage - neutral and pro forma for the repricing and refinancing, the Company will maintain 2.4x Secured Leverage and 3.6x Total Leverage based on LTM 12/31/2014 Combined Adjusted EBITDA 1 of $545.1 million ▪ The above transactions will launch on Thursday, April 23, 2015 with commitments and consents due on Tuesday May 5, 2015 1 See Appendix for reconciliation to GAAP. Financial information is presented on a combined n on - GAAP basis to give effect to the combination of the three business units

5 Pro Forma Capitalization 3 1 $243.5 is the USD equivalent midpoint of the € 200 - 250mm new issuance range at an assumed FX rate of 1.08 2 See Appendix for reconciliation to GAAP. Financial information is presented on a combined n on - GAAP basis to give effect to the combination of the three business units 3 Pro forma for the proposed transaction Note: Market Capitalization and Trading Levels as of 4/20/2015. All balances are from the 10 - K period, except current Term Loan B, which is as of 4/15/2015 Sources & Uses Sources of Funds Amount Uses of Funds Amount Repriced Term Loan $1,083.1 Refinance Existing Term Loan $1,326.6 New Euro Term Loan 243.5 Estimated Fees, Expenses & OID 2.7 Cash from Balance Sheet 2.7 Sources of Funds $1,329.3 Uses of Funds $1,329.3 Sources & Uses | Pro Forma Capitalization xLTM Adj. Transaction xLTM Adj. ($ in millions) Balance EBITDA Adj. PF Balance EBITDA Rate LIBOR Floor Maturity Cash & Equivalents $156.5 $(2.7) $153.8 $250mm Revolving Credit Facility 0.0 0.0x 0.0 0.0x L + 325 bps 1.00% Oct-19 Term Loan B 1,326.6 2.4x (1,326.6) 0.0 L + 325 bps 1.00% Oct-21 Repriced USD Term Loan B 1,083.1 1,083.1 2.0x Oct-21 New EUR Term Loan B Tranche¹ 243.5 243.5 2.4x Oct-21 Total Secured Debt $1,326.6 2.4x $1,326.6 2.4x Senior Notes 600.0 3.5x 600.0 3.5x 7.375% Oct-22 Capital Leases 23.4 3.6x 23.4 3.6x Other 0.6 3.6x 0.6 3.6x Total Debt $1,950.6 3.6x $1,950.6 3.6x Net Debt $1,794.1 3.3x $1,796.9 3.3x Market Capitalization 1,258.3 2.3x 1,258.3 2.3x Enterprise Value $3,052.4 5.6x $3,055.2 5.6x 2014 Combined Adjusted EBITDA 2 $545.1 n41 r21 r22 r23r24 n42n43 u2 u3 r25r26r27r28r29

6 Summary Terms – Proposed Secured Credit Facilities Senior Secured Credit Facilities USD Term Loan EUR Term Loan Borrower ▪ MPG Holdco I Inc. Ranking ▪ Senior Security ▪ Secured Facility Size 1 ▪ $1,083.1 million ▪ € 200 - 250 million Maturity ▪ October 2021 (same as existing) Amortization ▪ 1% per annum (same as existing) Prepayment Penalty ▪ 101 Soft Call for 6 months Mandatory Repayment ▪ Asset Sales: 100% with Reinvestment Period (same as existing) ▪ Excess Cash Flow: 50% with step downs to 25% and 0% at 3.25x and 2.75x Total Leverage, respectively (same as existing) Financial Covenants ▪ None (same as existing) Negative Covenants ▪ Same as existing 1 Total Facility Size is $1,326.6mm as of 4/15/15, USD Tranche is the current facility size minus the USD equivalent midpoint o f t he EUR Term Loan range

7 Refinancing Timeline Sun Mo Tu We Th Fr Sat 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Sun Mo Tu We Th Fr Sat 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 April 2015 May 2015 Key Dates US Federal Holidays o Week of April 20 th – Lender Call (April 23 rd ) o Week of May 4 th – Commitments & Consents Due (May 5 th ) – Price & Allocate Term Loan (May 6 th ) Debt Refinancing Timeline

COMPANY OVERVIEW Metaldyne Performance Group

9 October 2014 MPG debt consolidation August 2014 HHI, Metaldyne and Grede merge to form MPG 2014 Highlights December 2014 MPG IPO Metaldyne Performance Group Becomes Public o Key Strategy Points □ Capturing expected growth in powertrain and safety critical components □ Delivering strong profitability and cash flow generation □ Capitalizing on our global s cale and cross - sell opportunities Transformative Merger Positions MPG for Future Growth

Business Overview

- Leading provider of components for use in Powertrain and Safety-Critical Programs serving the global light, commercial and industrial vehicle end markets
- MPG manufactures a portfolio of highly engineered products using advanced metal-forming technologies and processes
- MPG serves a globally diverse customer base of leading vehicle and industrial OEMs and Tier 1 suppliers
- At least one MPG component was found on approximately 90% of the 16.2mm light vehicles built in North America in 2013
- MPG's components were found on over 60% of the top 20 engine and transmission platform total units produced in North America and Europe during 2013
- MPG's products are difficult to displace due to high costs and long lead times associated with re-engineering and revalidation, product tooling, and sophisticated materials and manufacturing process parameters
- MPG is the sole sourced provider for substantially all of its products for a Program

2014 Actual Revenue by Vehicle Area


Powertrain
70%
Driveline
19%
Engine
28%
Transmission
23%
Safety-Critical
17%
Other Specialty Products
13%

2014 PF Revenue by End Market[1]


Industrial
9%
Other
1%
Commercial
12%
Light Vehicle
78%

2014 Actual Revenue by Geography


Rest of World
9%
Europe
15%
North America
76%

[1]*Based on YTD September 2014 Pro Forma*

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11 Leading Metal Forming Technologies and Value Add Processes Deep Process and Product Expertise Technology Vehicle Application Products Advanced Machining and Assembly ▪ Powertrain ▪ Safety - Critical ▪ Other Aluminum Die Casting ▪ Powertrain Cold and Warm Forging and Machining ▪ Powertrain Ductile Iron Casting and Machining ▪ Powertrain ▪ Safety - Critical ▪ Other Grey Iron Casting and Machining ▪ Powertrain Hot Forging and Machining ▪ Powertrain ▪ Safety - Critical ▪ Other Powder Metal ▪ Powertrain Rubber and Viscous Dampening Assemblies ▪ Powertrain

12 MPG Light Vehicle Product Portfolio Focus on High Growth Product Categories Within the Vehicle Engine Powertrain Driveline Transmission Key Product Lines ▪ Balance Shaft Assemblies ▪ Crankshaft Dampers ▪ Bearing Caps ▪ Gears and Sprockets ▪ Connecting Rods Key Product Lines ▪ Axle Carriers ▪ Differential Cases ▪ Transfer Case Sprockets Gears and Shafts ▪ Axle Gears Key Product Lines ▪ Aluminum Valve Bodies ▪ Clutch Modules and Assemblies ▪ Gears and Hubs ▪ Hollow and Solid Shafts Key Product Lines ▪ Brake Components ▪ Control Arms ▪ Inner and Outer Bearing Rings ▪ Steering Knuckles and Shafts Chassis and Suspension Other Specialty Products Key Product Lines ▪ Anchors, Housings and Supports ▪ Brackets ▪ Spacers ▪ Structural Components Safety - Critical Other Note: The above graphic represents the location and use of our products on a vehicle in general and not on any specific Platf orm , Program, or Vehicle Nameplate.

MPG Commercial Vehicle and Industrial Equipment Product Portfolio

Powertrain

Engine

Key Product Lines

- Manifolds
- Connecting Rods
- Flywheel Covers
- Engine Covers
- Turbo Housings

Transmission

Key Product Lines

- Gears
- Shifts
- Valve Bodies
- Housings
- Differential Cases

Driveline

Key Product Lines

- Axle Housings
- Differential Cases
- Hubs
- Planetary Carriers
- Gears





Safety-Critical

Steering, Suspension, Chassis, and Brake Parts

Key Product Lines

- Brackets
- Gear Housings
- Pump Housing
- Knuckles
- Suspension Links
- Calipers

Other

Other Specialty Products

Key Product Lines

- Scrolls
- Housings
- Hydraulic Valve Bodies
- Hydraulic Housings
- Pump Housings
- Structural Component

Note: The above graphic represents the location and use of our products on a vehicle in general and not on any specific Platform, Program, or Vehicle Nameplate.

End Market Diversification and Additional Growth Opportunities

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14 Advanced Machining and Assembly Aluminum Die Casting Forging and Related Machining Iron Casting and Related Machining Powder Metal and Related Machining Administrative/Sales/Engineering Warehouse Premier Asset Base Positions MPG for Global Growth Highly Valuable Global Manufacturing Footprint U.S. Mexico Brazil England Spain France Czech Republic Germany China India South Korea x 61 locations x Ability to meet anticipated growth by adding select equipment x Combined manufacturing, technical and commercial footprint across four continents x Serves customers’ global Powertrain manufacturing needs Geographic Footprint Advantages Luxembourg Japan

15 Key Credit Strengths Leading Market Position Focus on Largest, Highest Growth Product Categories Industry - Leading Technology and Process Expertise Diversified and Long - Term Blue - Chip Customer Base Difficult to Replicate Global Footprint Strong Financial Profile and Cash Flow Generation World Class Management Team

FINANCIAL RESULTS Metaldyne Performance Group

17 Creating Stakeholder Value • Focus on cash flow • Integration • Cross selling/value add o Positioned for growth o Higher value added content o Increased content on new powertrains Focus on Strong Profitability and Cash Flow Generation Debt Reduction Maintain or Grow Dividend Benefit from Expected Growth in Powertrain and Safety - Critical Components Capitalize on Global Scale and Capabilities Take advantage of Cross - Sell Opportunities 2014 – 2017 Long - Term Net Sales Target of > $4 Billion 2018 and Beyond

18 2014 Results and Cash Flow ($ in Millions) 2014 Combined Non - GAAP Results 1 Net Sales $3,144.0 Adjusted EBITDA 545.1 Percent of Net Sales 17.3% CapEx 168.2 Adjusted Free Cash Flow 2 376.9 Percent of Net Sales 12.0% 1 See Appendix for reconciliation to GAAP 2 Defined as Adjusted EBITDA less CapEx Financial information is presented on a combined n on - GAAP basis to give effect to the combination of the three business units o 2014 combined net sales were $3.14 billion, an increase of $91.1 million versus 2013 o Combined Adjusted EBITDA for 2014 was $545.1 million (17.3% of net sales), an increase of $36.3 million versus 2013 o Combined Adjusted Free Cash Flow was $376.9 million in 2014, an increase of $29.8 million versus 2013 o MPG’s board of directors approved a voluntary repayment of $10 million of its outstanding Term Loan in December 2014 and an additional $10 million before the end of the first quarter 2015 o MPG’s board of directors also declared a 1 st quarter $.09/share dividend payable on May 26, 2015 to stockholders of record as of May 12, 2015

19 Stable Margins and Historically Strong Free Cash Flow Combined Adjusted EBITDA & Margin Combined Free Cash Flow (Adj. EBITDA less CapEx) Combined CapEx Combined Net Sales $2,837.0 $3,057.3 $3,052.9 $3,144.0 2011 2012 2013 2014 $378.4 $472.3 $508.8 $545.1 13.3% 15.4% 16.7% 17.3% 2011 2012 2013 2014 $85.6 $128.6 $161.7 $168.2 3.0% 4.2% 5.3% 5.3% 2011 2012 2013 2014 $292.8 $343.7 $347.1 $376.9 10.3% 11.2% 11.4% 12.0% 2011 2012 2013 2014 Note: Dollars in millions . Financial information is presented on a combined n on - GAAP basis to give effect to the combination of the three business units. See Appendix for reconciliation to GAAP Strong Financial Profile and Cash Flow Generation

INDUSTRY OVERVIEW AND OPPORTUNITIES Metaldyne Performance Group

21 Creating Stakeholder Value o Focus on cash flow o Integration o Cross selling/value add • Positioned for growth • Higher value added content • Increased content on new powertrains Focus on Strong Profitability and Cash Flow Generation Debt Reduction Maintain or Grow Dividend Benefit from Expected Growth in Powertrain and Safety - Critical Components Capitalize on Global Scale and Capabilities Take advantage of Cross - Sell Opportunities 2014 – 2017 Long - Term Net Sales Target of > $4 Billion 2018 and Beyond

22 17.0 17.4 17.9 18.3 18.6 2014 2015 2016 2017 2018 North America Light Vehicle Production 1 Industry Growth Projections 20.1 20.1 20.5 21.3 22.1 2014 2015 2016 2017 2018 294 320 266 263 270 219 220 233 245 247 513 540 499 508 517 2014 2015 2016 2017 2018 FTR Class 8 ACT Class 5-7 European Light Vehicle Production 1 North America Class 5 - 8 Vehicle Production 2 45.0 46.6 48.8 50.7 52.3 2014 2015 2016 2017 2018 Asian Light Vehicle Production 1 Positive Outlook for Primary Regions and Markets 1. Vehicle Production in millions: IHS January 2015 2. Vehicle Production in thousands: FTR and ACT December 2014 U.S. 76% Europe 15% Rest of World 9% MPG 2014 End Market Contribution Light Vehicle 78% Commercial 12% Industrial 9% Other 1% MPG 2014 Geographic Contribution

23 Lightweighting and Fuel Economy Trends MPG products help customers achieve fuel economy through powertrain efficiency and lightweighting 34 53 45 55 U.S. Japan 45 61 E.U. 2012 2021E 2012 2020E 2012 2020E Customer Input Optimization Output CAD Model FEA Model CAFE Standards Engineering Design and Optimization Lightweight Advanced Assembly Powertrain Efficiency MPG Provides Solutions and Products to Help Customers Meet CAFE Standards Control Arm Differential Gears Valve Body Connecting Rods Bearing Housing Turbine Housing Differential Assembly Timing Gear Damper Transmission Shafts Knuckle

24 2.3 1.5 9.2 7.6 7.0 5.2 3.4 Source: IHS September 2013 for North American; production in millions Content Growth Opportunity 8/9/10 and CVT Transmission Forecast 2.3 2.9 3.6 4.1 4.3 4.3 4.4 1.1 1.4 2.0 2.6 2.5 3.1 3.5 0.6 0.7 1.3 2.3 3.1 3.4 3.5 3.6 0.2 0.9 1.5 2.0 2.3 2.4 3.1 4.2 5.9 8.9 11.3 12.2 13.2 14.0 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 2014 2015 2016 2017 2018 2019 2020 2021 CVT 8-Speed 9-Speed 10- Speed Powertrain conversion to more efficient transmissions expected to create growth opportunities for MPG

25 586870_1.wor / NY00813G Capitalize on Global Scale and Capabilities Differential Gears Output Shafts Aluminum Valve Bodies Balance Shaft Modules Example: Connecting Rods Idler Gears Robust Opportunity to Expand Sales of Our Leading Products Globally Engine Transmission Crank Shaft Dampers Turbo Charger Housings Connecting Rods Connecting rods are a significant contributor to our ~$430mm powder metal and related machining processes and provide a good example of our global leadership products and future expansion opportunities Globalization of MPG’s Products for Engine and Transmission Platforms

26 Metaldyne – Net formed gears and pinions Grede – Ductile cast housing HHI – Hot forged cover MPG – Designed, engineered, fully machined and assembled. MPG Combination Broadens Range of Content and Value Added Opportunities x Expand customer relationships to increase content opportunities across processes and product portfolio x Collectively MPG can enhance its growth through capturing value add opportunities x Key cross - selling strategy Example: Differential Case Cross - Selling – Product Integration Capabilities

Take Advantage of Cross-Sell and Other Opportunities

MPG PERFORMANCE DRIVEN

Example: Engine Applications

- ✓ More content opportunity exists across three business units with an expansive portfolio of metal formed components and sub-assemblies

- ✓ Collectively MPG can utilize its metal forming technologies and process expertise to perform more value added machining on engine programs



Turbo Charger Housing: Grede
Exhaust Manifold: Grede
Value-add Machining: HHI / Metaldyne / Grede
Camshaft Pulleys: HHI
Timing Sprockets: HHI / Metaldyne
Variable Cam Timing Products: HHI / Metaldyne
Crankshaft Dampers, Isolation Pulleys, & Assemblies: Metaldyne
Connecting Rods: Metaldyne
Crankshaft Sprocket: HHI / Metaldyne
Main Bearing Caps: HHI
Balance Shaft Modules/Assemblies For Inline Engine: Metaldyne
Variable Oil Pump Components: HHI
Damped Gears: Metaldyne
Scissor Gears: HHI

Note: The above graphic shows location of various products and the related operating segment for various parts in a transmission and driveline. It does not represent any specific Platform or Program.

And Extends Combined Leadership Products Across Relationships

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Q & A SESSION Metaldyne Performance Group

APPENDIX Metaldyne Performance Group

30 GAAP Reconciliation Full Year Metaldyne Performance Group (MPG) Adjustments to Reconcile Net Income to EBITDA (in millions USD) Consolidation Full Year Full Year 12/31/2014 12/31/2013 Net income attributable to shareholders $ 72.8 $ 57.6 Minority Interest Income/Loss 0.4 0.3 Net income $ 73.3 $ 57.9 Addbacks to Arrive at Unadjusted EBITDA Interest Expense $ 99.9 $ 74.7 Loss on Debt Transactions 60.7 - Income Tax Expenses (19.1) 35.0 Total Depreciation and Amortization 210.8 163.4 Unadjusted EBITDA $ 425.6 $ 330.9 Adjustments to Arrive at Adjusted EBITDA G(L) on Foreign Currency $ (15.7) $ 2.3 Total Gain or (Loss) on Fixed Assets 2.1 1.4 Debt Transaction E xpenses 3.0 6.0 Stock - based Compensation 17.3 6.2 Sponsor Management Fee 5.1 4.0 Non - recurring acquisition and purchase accounting related items (1) 23.0 10.5 Non - recurring operational items (2) 18.2 1.8 Adjusted EBITDA $ 478.6 $ 363.1 (1) Acquisition and related purchase accounting items including transaction costs, adjustments to inventory step - ups and other. (2) Non - recurring operational items including charges for disposed operations, impairment charges, insurance proceeds, curtailment gain and other.

31 US GAAP Reconciliation Full Year Metaldyne Performance Group (MPG) U.S. GAAP Reconciliation (in millions USD) Consolidation Full Year Full Year 12/31/2014 12/31/2013 Net sales $ 2,717.0 $ 2,017.3 Grede pre - acquisition net sales 427.0 1,035.6 Combined Non - GAAP net sales $ 3,144.0 $ 3,052.9 Adjusted EBITDA $ 478.6 $ 363.1 Grede pre - acquisition Adjusted EBITDA 66.5 145.7 Combined Adjusted EBITDA $ 545.1 $ 508.8 Non - GAAP diluted EPS $ 1.31 $ 0.86 Reconciling Items: Goodwill impairment (0.17) - Loss on debt extinguishment, net of tax (0.54) - Tax benefit from change in foreign earnings reinvestment assertion 0.46 - GAAP diluted EPS $ 1.06 $ 0.86

32 US GAAP Reconciliation 2011 2012 2013 2014 Net Sales 787.3$ 885.8$ 2,017.3$ 2,717.0$ Metaldyne Pre-acquisition Net Sales 1,055.0 1,041.5 - - Grede Pre-acquisition Net Sales 994.7 1,130.0 1,035.6 427.0 Combined non-GAAP Net Sales 2,837.0$ 3,057.3$ 3,052.9$ 3,144.0$ Adjusted EBITDA 132.5$ 143.2$ 363.1$ 478.6$ Metaldyne Pre-acquisition Adjusted EBITDA 146.6 179.3 - - Grede Pre-acquisition Adjusted EBITDA 99.3 149.8 145.7 66.5 Combined Adjusted EBITDA 378.4$ 472.3$ 508.8$ 545.1$ CapEx 24.2$ 43.0$ 122.3$ 156.4$ Metaldyne Pre-acquisition CapEx 34.3 38.0 - - Grede Pre-acquisition CapEx 27.1 47.6 39.4 11.8 Combined CapEx 85.6$ 128.6$ 161.7$ 168.2$ Adjusted Free Cash Flow 108.3$ 100.2$ 240.8$ 322.2$ Metaldyne Pre-acquisition Adjusted Free Cash Flow 112.3 141.3 - - Grede Pre-acquisition Adjusted Free Cash Flow 72.2 102.2 106.3 54.7 Combined Adjusted Free Cash Flow 292.8$ 343.7$ 347.1$ 376.9$ Metaldyne Performance Group (MPG) US GAAP Reconciliation (in Millions) r30

33 Reconciliation to Current Term Loan Balance Reconciliation from Year End 2014 to 4/15/2015 (in millions USD) Amount Outstanding as of 12/31/14 $ 1,340.0 Q1 2015 Voluntary Prepayment (10.0) Q1 2015 Scheduled Amortization (3.4) Amount Outstanding as of 4/15/15 $ 1,326.6